                                                                 EXECUTION COPY

-------------------------------------------------------------------------------


                               AMENDMENT NO. 1

                                     to

                             AMENDED AND RESTATED
                         SALE AND SERVICING AGREEMENT

                                    among

                 ARCADIA AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                    Issuer

                      ARCADIA RECEIVABLES FINANCE CORP.
                                    Seller


                             ARCADIA FINANCIAL LTD.
                 In its individual capacity and as Servicer

           BANK OF AMERICA, NATIONAL TRUST AND SAVINGS ASSOCIATION
                     Administrative Agent And RCC Agent

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                   DFC Agent

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
            Backup Servicer, Collateral Agent and Indenture Trustee


-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                 PAGE
                                ARTICLE I

                               DEFINITIONS

                                ARTICLE II

                                AMENDMENTS

SECTION 2.1  Amendments to Section 1.1 of the Sale and Servicing Agreement....................... 1

SECTION 2.2  Amendment to Section 2.1(d) of the Sale and Servicing Agreement..................... 5

SECTION 2.3  Amendment to Section 2.6(a) of the Sale and Servicing Agreement .................... 5

SECTION 2.4  Amendment to Section 2.7 of the Sale and Servicing Agreement........................ 5

SECTION 2.5  Addition of New Section 2.12 to the Sale and Servicing Agreement.................... 6

SECTION 2.6  Substitution for "Dealer" References................................................ 6

SECTION 2.7  Amendment to Exhibit B to Sale and Servicing Agreement.............................. 6

SECTION 2.8  Amendment to Exhibit E of Sale and Servicing Agreement.............................. 6

SECTION 2.9  Amendment to Schedule A of the Sale and Servicing Agreement......................... 6

                               ARTICLE III

                              MISCELLANEOUS

SECTION 3.1  Counterparts; Effectiveness......................................................... 7

SECTION 3.2  Governing Law; Entire Agreement..................................................... 8

SECTION 3.3  Headings............................................................................ 8

SECTION 3.4  Sale and Servicing Agreement in Full Force and Effect as Amended.................... 8

SECTION 3.5  Limitation of Owner Trustee Liability............................................... 8


                                      -I-

          AMENDMENT NO. 1 dated as of July 13, 1999 (this "AMENDMENT") to AMENDED AND RESTATED SALE AND SERVICING AGREEMENT dated as of July 21, 1998 (the "SALE AND SERVICING AGREEMENT"), among Arcadia Automobile Receivables Warehouse Trust, a Delaware business trust (the "ISSUER"), Arcadia Receivables Finance Corp., a Delaware corporation, as Seller (the "SELLER"), Arcadia Financial Ltd., a Minnesota corporation, in its individual capacity and as Servicer, (in its individual capacity, "AFL" and in its capacity as Servicer, the "SERVICER") and Norwest Bank Minnesota, National Association, a national banking association, as Backup Servicer (in such capacity, the "BACKUP SERVICER"), as Collateral Agent (in such capacity, the "COLLATERAL AGENT") and as Indenture Trustee (in such capacity, the "INDENTURE TRUSTEE").

          WHEREAS, the parties listed above have entered into the Sale and Servicing Agreement;

          WHEREAS, pursuant to Section 7.1(b) of the Sale and Servicing Agreement, the Issuer, the Seller, AFL, the Servicer, the Administrative Agent and each Agent desire to amend the Sale and Servicing Agreement in certain respects as provided below;

          WHEREAS, each of the Indenture Trustee, the Backup Servicer, and the Security Insurer and a Note Majority is willing to consent to this Amendment as required by Section 7.1(b) of the Sale and Servicing Agreement;

          NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Unless otherwise defined herein or the context otherwise requires, defined terms used herein shall have the meaning ascribed thereto in the Sale and Servicing Agreement.

                                    ARTICLE II

                                    AMENDMENTS

          SECTION 2.1 AMENDMENTS TO SECTION 1.1 OF THE SALE AND SERVICING AGREEMENT. The following definitions in Section 1.1 of the Sale and Servicing Agreement are hereby amended:

          (a) Clause (i) of the definition of "AMORTIZATION EVENT" is deleted in its entirety and replaced with the following:

          (i) an Event of Default shall have occurred and either the Repurchase Date or the Amortization Date shall be deemed to occur automatically or the Issuer, the Administrative Agent or the Security Insurer shall exercise its option to have the Repurchase Date or the Amortization Date with respect to all Transactions occur automatically,

          (b) The definition of "AMORTIZATION PERIOD" is amended by deleting "July 20, 1999" in clause (i) thereof and replacing it with "July 11, 2000."

          (c) The definition of "AUTO RECEIVABLES" is deleted in its entirety and replaced with the following:

          AUTO RECEIVABLE: An installment sales contract or promissory note originated by AFL or purchased by AFL or a Subsidiary of AFL from a Third-Party Seller and, in each case, secured by new and used automobiles and light trucks.

          (d) The definition of "BASIC SERVICING FEE RATE" is amended by deleting the reference to "1.40% per annum" and replacing it with "1.65% per annum."

          (e) The definitions "CLASSIC RECEIVABLES" and "PREMIER RECEIVABLES" are deleted and all references to those definitions elsewhere in the Sale and Servicing Agreement are hereby deleted.

          (f) The definition of "COLLATERAL TEST" is amended by deleting clause (ii) thereof in its entirety and replacing it with:

          (ii) the product of (I) 0.93 and (II) the sum of the aggregate outstanding Principal Balance of Receivables that are Qualifying
     Receivables:

           (g) The definition of "COMMITMENT AMOUNT" is hereby deleted in its entirety and replaced with the following:

           COMMITMENT AMOUNT: Initially, $400,000,000, and, upon the occurrence of a Guaranty Reduction Event, the amount by which $400,000,000 exceeds the Guaranty Reduction Amount.

           (h) The definition of "FINAL SCHEDULED DISTRIBUTION DATE" is amended by deleting the reference to "fourth" therein and replacing it with "ninth".

           (i) The definition of "MAXIMUM INTEREST RATE" is amended by deleting the reference to "7.25%" in clause (II) thereof and replacing it with "8.25%."

           (j) The definition of "Non-Callable Notes" is deleted in its entirety and is replaced with the following:

           NON-CALLABLE NOTES: A Note issued in connection with a Recapitalization that is not subject to prepayment in whole or in part in connection with the occurrence of a Repurchase Date specified in clause (i), (ii), (iii) or (v) of the definition of Repurchase Date in this Section 1.1, as applied pursuant to Sections 2.1(d), 2.1(e) and 4.10(b), but is otherwise subject to mandatory prepayment in the situation described in the third sentence and the last sentence of Section 2.1(d) as applied pursuant to Sections 2.1(e) and 4.10(b).

          (k) The definition of "PURCHASE PRICE" is hereby deleted in its entirety and replaced with the following:

          PURCHASE PRICE: With respect to each Purchase Date, the price at which Receivables are transferred by the Seller to the Issuer, which shall equal the product of 0.93 and the outstanding Principal Balance of the Receivables being transferred on such Purchase Date.

          (l) The definition of "QUALIFYING RECEIVABLE" is amended by deleting the proviso at the end thereof and replacing it with the following:

          PROVIDED, the aggregate Principal Balance of the following types of Receivables in excess of the applicable specified percentages shall be excluded from the Principal Balance of Qualifying Receivables for all purposes hereunder, including, the denominator of the aforesaid calculation and the calculation of the Collateral Test:

          Type of Receivable                            Applicable Percentage
          ------------------                            ---------------------
          Risk Tranche A                                           5%
          Risk Tranche B                                          15%
          Risk Tranche C                                          30%
          Risk Tranche D                                          37%
          Risk Tranche E                                          12%
          Risk Tranche F                                         0.5%
          Risk Tranche G                                         0.0%
          Risk Tranche H                                         1.5%

          (m) The definition of "REPURCHASE DATE" is hereby amended to include a new clause (vi) and to add a reference to such clause (vi) to the proviso at the end of such definition such clause (vi) and the proviso read as follows:

          (vi) the Business Day next preceding a Guaranty Reduction Event Date and such Receivable is listed on the schedule delivered by the Seller to the Issuer pursuant to Section 2.12 hereof; PROVIDED, that notwithstanding the above, after a Recapitalization, the Repurchase Date with respect to a Receivable shall refer only to the date determined in accordance with clauses (iv) and (vi) of this definition.

          (n) The definition of "REPURCHASE PRICE" is amended by deleting the references to "0.96" and "96%" therein and replacing the same with "0.93" and "93%."

          (o) The definition of "TOTAL EXPENSE PERCENT" is amended by increasing the Total Expense Percent from "1.68%" to "1.93%".

          (p) The definition of "WAC DEFICIENCY PERCENTAGE" is amended by deleting the reference to "7.25% in clause (A) thereof and replacing it with "8.25%".

          (q) The following new definitions are added in their appropriate alphabetical order:

     GUARANTY REDUCTION AMOUNT: On each Guaranty Reduction Event Date, the amount by which the maximum amount of "Obligations" insured under the Note Policy is reduced, which amount shall be equal to the reduction amount specified in writing by the Security Insurer.

     GUARANTY REDUCTION EVENT: The reduction of the maximum amount of "Obligations" insured under the Note Policy.

     GUARANTY REDUCTION EVENT DATE: The date specified in a written notice from the Security Insurer to the Issuer, the Trustee, the Servicer and the Agents as of which a Guaranty Reduction Event occurs or is scheduled to occur, which notice shall be delivered not later than 10 Business Days before the reduction date specified therein.

     RECEIVABLE ASSIGNMENT: With respect to a Receivable sold to AFL by a Third-Party Seller (other than a Dealer), the executed assignment executed by such Third-Party Seller conveying such Receivable to AFL.

     RECEIVABLES SALE AGREEMENT: An agreement between AFL and a Third-Party Seller (other than a Dealer) relating to the sale of retail installment sale contracts and installment notes of AFL and all documents and instruments relating thereto.

     RISK TRANCHE A RECEIVABLES: Receivables classified by AFL as Risk Tranche A Receivables in accordance with AFL's risk tranche scoring program.

     RISK TRANCHE B RECEIVABLES: Receivables classified by AFL as Risk Tranche B Receivables in accordance with AFL's risk tranche scoring program.

     RISK TRANCHE C RECEIVABLES: Receivables classified by AFL as Risk Tranche C Receivables in accordance with AFL's risk tranche scoring program.

     RISK TRANCHE D RECEIVABLES: Receivables classified by AFL as Risk Tranche D Receivables in accordance with AFL's risk tranche scoring program.

     RISK TRANCHE E RECEIVABLES: Receivables classified by AFL as Risk Tranche E Receivables in accordance with AFL's risk tranche scoring program.

     RISK TRANCHE F RECEIVABLES: Receivables classified by AFL as Risk Tranche F Receivables in accordance with AFL's risk tranche scoring program.

     RISK TRANCHE G RECEIVABLES: Receivables classified by AFL as Risk Tranche G Receivables in accordance with AFL's risk tranche scoring program.

     RISK TRANCHE H RECEIVABLES: Receivables classified by AFL as Risk Tranche H Receivables in accordance with AFL's risk tranche scoring program.

     THIRD-PARTY AGREEMENT: A Dealer Agreement or a Receivables Sale Agreement.

     THIRD-PARTY ASSIGNMENT: A Dealer Assignment or a Receivable Assignment.

          THIRD-PARTY SELLER: A Dealer or other Person who (i) is not AFL or a Subsidiary of AFL, (ii) is acceptable to the Security Insurer and the Agents and (iii) sells Receivables to AFL pursuant to a Receivables Sale Agreement.

          UNINSURED AMOUNT: In connection with any Guaranty Reduction Event, the aggregate principal amount of Notes, if any, which would be uninsured under the Note Policy if the maximum amount of "Obligations" insured under the Note Policy were reduced in the amount specified in writing by the Security Insurer (without giving effect to any simultaneous prepayment of the Notes).

          SECTION 2.2 AMENDMENT TO SECTION 2.1(d) OF THE SALE AND SERVICING AGREEMENT. A new sentence is hereby added to the end of Section 2.1(d) of the Sale and Servicing Agreement and reads as follows:

          On a Repurchase Date specified in clause (vi) of the definition of Repurchase Date herein, the Seller shall effect a repayment of Advances pursuant to Sections 2.1(e) and 2.12 hereof.

          SECTION 2.3 AMENDMENT TO SECTION 2.6(a) OF THE SALE AND SERVICING AGREEMENT. Section 2.6(a) and (b) of the Sale and Servicing Agreement is deleted in its entirety and replaced with the following:

          (a) At the option of the Seller, if the Issuer is the defaulting party (it being understood that the Issuer shall be deemed to be the defaulting party only upon the occurrence of an Event of Default specified in
Section 2.5(a), (b), (d) or (e) with respect to the Issuer), or if the Seller is the defaulting party, the Administrative Agent (at the direction of both Agents) or the Security Insurer, exercised by written notice to the other parties hereto (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur or, if a Recapitalization has occurred, the Amortization Date shall be deemed immediately to occur and, in either case, if the Seller is the defaulting party, all outstanding Advances shall be and become immediately due and payable hereunder without notice or any further action; PROVIDED, that from and after a Recapitalization, the Seller shall have no liability to repay the Advances, which shall be payable solely from the Collateral.

          (b) If the defaulting party is the Seller and if the Issuer, the Administrative Agent or the Security Insurer exercises or is deemed to have exercised the option referred to in paragraph (a) of this Section, (i) prior to a Recapitalization, the Seller's obligations hereunder to repurchase all Receivables shall thereupon become immediately due and payable, and (ii) the Seller shall immediately deliver to the Issuer any Receivables subject to such Transactions then in the Seller's custody or possession.

          SECTION 2.4 AMENDMENT TO SECTION 2.7 OF THE SALE AND SERVICING AGREEMENT. Section 2.7 of the Sale and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

          Section 2.7 TERM OF COMMITMENT. Unless terminated earlier by mutual agreement of the Issuer and the Seller with prior written notice to each Rating Agency and subject to earlier termination as otherwise set forth herein, the commitment of the Issuer hereunder to make Advances and purchase Receivables shall remain in effect until July 11, 2000 and such commitment shall terminate automatically without any requirement for notice on the date occurring three years from the Effective Date; PROVIDED, HOWEVER, that such commitment may be extended by mutual agreement of the Issuer and the Seller; and PROVIDED FURTHER, HOWEVER, that no such party shall be obligated to agree to such an extension.

          SECTION 2.5 ADDITION OF NEW SECTION 2.12 TO THE SALE AND SERVICING AGREEMENT. A new Section 2.12 is hereby added to the Sale and Servicing Agreement and reads as follows:

          Section 2.12. REPURCHASE IN CONNECTION WITH GUARANTY REDUCTION EVENT. If a Guaranty Reduction Event would result in the Notes having an Uninsured Amount, a Repurchase Date will occur on the Business Day next preceding a Guaranty Reduction Event Date with respect to the Receivables listed on Schedule 1 to the Notice of Repurchase Date delivered by the Seller to the Issuer no later than 5 Business Days before such Repurchase Date. On each such Repurchase Date, the Seller will be required to repurchase Receivables having an aggregate Principal Balance such that the principal portion of the Repurchase Price thereof is equal to the Uninsured Amount. Any repurchase pursuant to this
     Section 2.12 shall be effected by prepaying Advances in accordance with the provisions of Section 2.1(e).

          SECTION 2.6 SUBSTITUTION FOR "DEALER" REFERENCES. All references to "Dealer," "Dealer Agreement" and "Dealer Assignment" in the following sections of the Sale and Servicing Agreement are hereby deleted and replaced with "Third-Party Seller," "Third-Party Agreement" and "Third-Party Assignment", as applicable: the definition of "Monthly Records" in Section 1.1; Sections 2.3(c)(iv), 3.1, 3.2(a), 3.3(a), 3.3(b), 3.6(a)(ii) and 3.17;
and paragraphs 14, 17, 18 and 25 of Schedule A.

          SECTION 2.7 AMENDMENT TO EXHIBIT B TO SALE AND SERVICING AGREEMENT. The form of Servicer's Certificate, Exhibit B to the Sale and Servicing Agreement, is hereby deleted in its entirety and replaced with the new form of Servicer's Certificate attached hereto as Exhibit B.

          SECTION 2.8 AMENDMENT TO EXHIBIT E OF SALE AND SERVICING AGREEMENT. The Form of Confirmation Letter, Exhibit E to the Sale and Servicing Agreement, is hereby replaced in its entirety and replaced with the new Form of Confirmation Letter attached hereto as Exhibit E.

          SECTION 2.9 AMENDMENT TO SCHEDULE A OF THE SALE AND SERVICING AGREEMENT. The following amendments are hereby made to Schedule A of the Sale and Servicing Agreement;

          (a) Paragraphs 1 and 2 of Schedule A are deleted in their entirety and replaced with the following:

          1. CHARACTERISTICS OF RECEIVABLES. Each Receivable (A) was originated by (i) AFL or (ii) a Third-Party Seller or other Person (if purchased by AFL pursuant to a Receivables Sale Agreement with a Third-Party Seller who did not originate such Receivable) for the retail sale of a Financed Vehicle in the ordinary course of business of such Third-Party Seller or other Person, as the case may be, and such Third-Party Seller or other Person had all necessary licenses and permits to originate Receivables in the state where such Third-Party Seller or other Person was located, was fully and properly executed by the parties thereto, was purchased by Arcadia from the applicable Third-Party Seller under an existing Third-Party Agreement with AFL and was validly assigned by the applicable Third-Party Seller to Arcadia,
     (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, and (C) is a fully amortizing Receivable which provides for level monthly payments (PROVIDED that the payment in the first Monthly Period and the final Monthly Period of the life of the Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the Amount Financed over the original term.

          2. NO FRAUD OR MISREPRESENTATION. Each Receivable was originated by AFL or by a Third-Party Seller or other Person (if purchased by AFL pursuant to a Receivables Sale Agreement with a Third-Party Seller who did not originate such Receivable) and was sold by the applicable Third-Party Seller to AFL without any fraud or misrepresentation on the part of such Third-Party Seller in either case.

          (b) The last sentence of paragraph 27 in Schedule A of the Sale and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

          Each of the following types of Receivables constitutes no more than the applicable specified percentage of the aggregate outstanding Principal Balance of the Receivables:

          Type of Receivable                    Applicable Percentage
          ------------------                    ---------------------
          Risk Tranche A                                  5%
          Risk Tranche B                                 15%
          Risk Tranche C                                 30%
          Risk Tranche D                                 37%
          Risk Tranche E                                 12%
          Risk Tranche F                                0.5%
          Risk Tranche G                                0.0%
          Risk Tranche H                                1.5%

                                  ARTICLE III

                                 MISCELLANEOUS

          SECTION 3.1 COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when the Servicer shall have received (a) counterparts hereof executed on behalf of the Issuer, the Seller (including in its capacity as Owner), the Servicer, the Administrative Agent and the Agents, (b) the consents of the Backup Servicer, the Indenture Trustee, the Security Insurer and the Noteholders, to the terms of this Amendment, (c) evidence of notice to Standard & Poor's and Moody's of this Amendment and (d) an opinion of counsel to AFL and the Seller, dated the date hereof, addressed to the Agents, the Indenture Trustee, the Owner Trustee and the Security Insurer, to the effect that (i) the execution of this Amendment is authorized by the Sale and Servicing Agreement and (ii) no financing statements are required to be filed in connection with this Amendment in order to preserve and protect the interest of the Issuer and the Collateral Agent in the Receivables and other Seller Conveyed Property.

          SECTION 3.2 GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the Sale and Servicing Agreement (and all exhibits, annexes and schedules thereto) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 3.3 HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof or thereof.

          SECTION 3.4 SALE AND SERVICING AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Sale and Servicing Agreement shall remain in full force and effect. All reference to the Sale and Servicing Agreement in any other document or instrument shall be deemed to mean the Sale and Servicing Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Sale and Servicing Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Sale and Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Sale and Servicing Agreement were set forth herein.

          SECTION 3.5 LIMITATION OF OWNER TRUSTEE LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement,
(b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or the other related documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                                        ISSUER:

                                        ARCADIA AUTOMOBILE RECEIVABLES
                                        WAREHOUSE TRUST

                                        By:  WILMINGTON TRUST COMPANY, not in
                                        its individual capacity but solely as
                                        Owner Trustee

                                        By:  /s/ Denise M. Geran
                                             ----------------------------------
                                             Name:  Denise M. Geran
                                             Title: Senior Financial Services
                                                    Officer

                                        SELLER:
                                        ARCADIA RECEIVABLES FINANCE CORP.

                                        By:  /s/ John Witham
                                             ----------------------------------
                                             Name:  John Witham
                                             Title: SVP & CFO

                                        SERVICER:
                                        ARCADIA FINANCIAL LTD.,
                                        in its individual capacity and as
                                        Servicer

                                        By:  /s/ John Witham
                                             ----------------------------------
                                             Name:  John Witham
                                             Title: EVP & CFO

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION,
                                        as Administrative Agent and RCC Agent

                                        By:  /s/ Marianne Mihalik
                                             ----------------------------------
                                             Name:  MARIANNE MIHALIK
                                             Title: Vice President

                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, as DFC Agent

                                        By:  /s/ Robert S. Jones
                                             ----------------------------------
                                             Name:  Robert S. Jones
                                             Title: Vice President

                                        AGREED AND CONSENTED:

                                        BACKUP SERVICER:

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION, not in its
                                        individual capacity but as Backup
                                        Servicer and Collateral Agent

                                        By:  /s/ Eileen R. O'Connor
                                             ----------------------------------
                                             Name:  Eileen R. O'Connor
                                             Title: Corporate Trust Officer

                                        INDENTURE TRUSTEE:
                                        NORWEST BANK MINNESOTA
                                        NATIONAL ASSOCIATION, not in its
                                        individual capacity but as Indenture
                                        Trustee

                                        By:  /s/ Eileen R. O'Connor
                                             ----------------------------------
                                             Name:  Eileen R. O'Connor
                                             Title: Corporate Trust Officer

                                        FINANCIAL SECURITY ASSURANCE INC.

                                        By:  /s/ Dan Farrell
                                             ----------------------------------
                                             Name:
                                             Title:

                                                                     EXHIBIT E

                          FORM OF CONFIRMATION LETTER
                          ---------------------------

                                                                        [date]

Arcadia Automobile Receivables Warehouse Trust
c/o Arcadia Financial Ltd.
7825 Washington Avenue South
Minneapolis, Minnesota 55439-2435
Attention: Treasurer

Confirmation No.:

Ladies and Gentlemen:

This letter confirms our agreement to sell to you the Receivables listed in SCHEDULE A hereto, pursuant to the Amended and Restated Sale and Servicing Agreement between us, dated as of July 21, 1998 (as amended from time to time, the "Agreement"), as follows:

Purchase Date:

Cut-Off Date:

Receivables: See SCHEDULE A hereto

1) Purchase Price: Product of 0.93 and the Aggregate
                   Outstanding Principal Balance of Receivables
                   being transferred:                          $
                                                                --------------

Calculation of Amount to be released from the Collection Account:

The least of

1)   Purchase Price:                                           $
                                                                --------------

2) On each such date occurring during the period from but excluding a Determination Date through and including the related Distribution Date:

a)   Amount on deposit in Collection Account                   $
                                                                --------------

b)   minus amount of distributions or retentions to be made
pursuant to SECTIONS 4.6(a)(i) THROUGH (ix) of the Agreement   $
                                                                --------------

c)   minus any increase in the WAC Deficiency Amount above
the WAC Deficiency Amount on such Determination Date           $
                                                                --------------

3)   a) Amount on deposit in Collection Account                $
                                                                --------------
     b) plus Advances requested                                $
                                                                --------------

     c) minus WAC Deficiency Amount on deposit in
        Collection Account                                     $
                                                                --------------

The least of 1), 2), and 3):                                   $
                                                                --------------

Less 1% deposit to Spread Account                              $
                                                                --------------

                                       ARCADIA RECEIVABLES FINANCE CORP.



                                       By:
                                          ------------------------------
                                            Responsible Officer


                                       ARCADIA FINANCIAL LTD.,
                                            as Servicer



                                       By:
                                          ------------------------------
                                            Responsible Officer




                                       2